                                                                    Exhibit 99.1




                     MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                           JULY FINANCIAL REPORTING PACKAGE

                        July 1997 Financial Reporting Package

                                       Contents




Schedule                                                                    Page
--------                                                                    ----

July 1997 Month
       - Income Statement                                                     1
       - Balance Sheet                                                        2
       - Cash Flow Statement                                                  3

Second Half to Date, 1997
       - Income Statement                                                     4
       - Cash Flow Statement                                                  5

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                          JULY 1997 MONTH INCOME STATEMENT
                                   (in thousands)


                                                                        Variance
                                           JULY          7/21           to Budget
                                           1997        Forecast        Fav/(Unfav)
                                         --------      -------         -----------
Net sales                                $18,391       $16,110           $ 2,281     Resulting from increase in wholesale business.
Cost of sales                             13,326        12,888              (438)
                                         -------       -------           -------

Gross profit                               5,065         3,222             1,843     Resulting from increase in volume of 500k
                                                                                     and Retail mix of 1.2mm (absence of 50% off
 %                                          27.5%         20.0%                      sale).

Operating expenses
 Design                                      391           354               (37)    Timing.
 G&A                                       1,386         1,184              (202)    Increase in professinal fees, Arnold and
                                                                                     Porter 93k and L, A'ledeschi 147k.
 Advertising                                 688           833               145     Timing.
 Selling                                   3,455         3,253              (202)    Timing.
 Distribution                              1,051         1,227               176     Favorable spending.
 Other expense (income)                       36           --                (36)
                                         -------       -------           -------
 Total                                     7,007         6,851              (156)
                                         -------       -------           -------

Loss before
 interest and taxes (EBIT)                (1,942)       (3,629)            1,687

Interest                                  (1,566)       (2,088)              522     Lower borrowing levels.
Financing Fees                            (1,000)       (1,000)              --
Reorganization cost                       (1,397)       (2,000)              603     Timing and level of run rate of bankruptcy
                                                                                     professional fees.
Other                                        140           136                 4
                                         -------       -------           -------
Pretax loss                               (5,765)       (8,581)            2,816

Taxes                                         52            37               (15)

                                         -------       -------           -------
NET LOSS                                 $(5,817)      $(8,618)           $2,801
                                         =======       =======           =======

EBIT                                      (1,942)

Depreciation                                 565
                                         -------
EBITDAR                                  $(1,377)
                                         =======
Per covenant                             $(5,000)
                                         =======


                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      BALANCE SHEETS FOR THE PERIODS INDICATED
                                   (in thousands)

                                                            JULY 1997
                                                    -------------------------
                                                                    7/21/97
                                                      ACTUAL       FORECAST
                                                    ----------    -----------
ASSETS
Current assets
   Cash                                            $  7,033      $   2,500
   Accounts receivable                               20,110         22,000
   Inventories                                       82,457         85,228
   Other current assets                               9,564         11,058
                                                   --------      ---------
       Total current assets                         119,164        120,786
Property, plant & equipment, net                     43,096         52,476
Other assets                                         50,327         50,552
                                                   --------      ---------
   TOTAL ASSETS                                    $212,587      $ 223,814
                                                   ========      =========

LIABILITIES
Current liabilities
   Subordinated note payable                          2,539          2,539
   Accounts payable                                  19,874         21,000
   Accrued expenses                                  25,637         25,662
   1997 Restructuring reserve                        20,096         29,855
   Note payable - bank                               29,692         29,692
   Note payable - insurance                          26,345         26,345
   Current portion - capital lease                      490            563
   Current portion - long term debt                   1,916          1,916
   Revolver                                         138,797        143,736
                                                   --------      ---------
   Total current liabilities                        265,386        281,308
Other liabilities                                    16,075         16,439
                                                   --------      ---------
   TOTAL LIABILITIES                                281,461        297,747
                                                   --------      ---------

EQUITY
Stock                                                     5             5
Paid in capital                                      40,899         40,899
Retained earnings (deficit)                         (18,848)       (18,848)
Year to date income (loss)                          (88,853)       (93,912)
Minimum pension liability adj.                       (2,077)        (2,077)
                                                   --------      ---------
   TOTAL EQUITY (DEFICIT)                           (68,874)       (73,933)
                                                   --------      ---------
   TOTAL LIABILITIES AND EQUITY                    $212,587      $ 223,814
                                                   ========      =========

                        MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE PERIOD INDICATED
                        (In Thousands)
                                                                      JULY
                                                                      1997
                                                                      ----
OPERATING ACTIVITIES

Net loss                                                           $(5,817)
Adjustments to reconcile net loss to net cash provided by
 operating activities:
  Depreciation and amortization                                        662
  Pension expense                                                      116
  Minority interest in loss of subsidiary                             (356)
  Payments made from unfunded retirement plan                          (71)
  Provision for restructuring                                           16
  Provisions for accounts receivable allowances                       (701)
  Changes in operating assets and liabilities:
   Decrease in accounts receivable                                   3,288
   Decrease in inventories                                           2,571
   Increase in prepaid expenses and other assets                      (765)
   Increase in accounts payable, accrued expenses, taxes
    and sundry liabilities                                           2,630
                                                                   -------
Net cash provided by operating activities                            1,573
                                                                   -------


INVESTING ACTIVITIES
Additions to property, plant and equipment                             (26)
                                                                   -------
Net cash used in investing activities                                  (26)
                                                                   -------

FINANCING ACTIVITIES
Net borrowings under revolving credit loans                          1,491
Payments of other debt                                                (155)
                                                                   -------
Net cash used in financing activities                                1,336
                                                                   -------

Increase in cash                                                   $ 2,883
Cash at beginning of period                                          4,150
                                                                   -------
Cash at end of period                                              $ 7,033
                                                                   -------

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                             SECOND HALF TO DATE, 1997
                                   (in thousands)



                                                                 VARIANCE
                                        JULY         7/21        TO BUDGET
                                        1997       FORECAST     FAV/(UNFAV)
                                      --------     --------     -----------
Net sales                             $18,391      $16,110        $ 2,281
Cost of sales                          13,326       12,888           (438)
                                      --------     --------     -----------

Gross profit                            5,065        3,222          1,843
 %                                      27.5%         20.0%

Operating expenses
 Design                                   391          354            (37)
 G&A                                    1,386        1,184           (202)
 Advertising                              688          833            145
 Selling                                3,455        3,253           (202)
 Distribution                           1,051        1,227            176
 Other expense (income)                    36         --              (36)
                                      --------     --------     -----------
 Total                                  7,007        6,851           (156)
                                      --------     --------     -----------

Loss before
 interest and taxes (EBIT)             (1,942)      (3,629)         1,687

Interest                               (1,566)      (2,088)           522
Financing Fees                         (1,000)      (1,000)           --
Reorganization cost                    (1,397)      (2,000)           603
Other                                     140          136              4
                                      --------     --------     -----------
Pretax loss                            (5,765)      (8,581)         2,816

Taxes                                      52           37            (15)

                                      --------     --------     -----------
NET LOSS                              $(5,817)     $(8,618)        $2,801
                                      ========     ========     ===========

                        MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                        SECOND HALF TO DATE, 1997
                        (IN THOUSANDS)
                                                                       JULY
                                                                       1997
                                                                       ----
OPERATING ACTIVITIES

Net loss                                                           $(5,817)
Adjustments to reconcile net loss to net cash provided by
 operating activities:
  Depreciation and amortization                                        662
  Pension expense                                                      116
  Minority interest in loss of subsidiary                             (356)
  Payments made from unfunded retirement plan                          (71)
  Provision for restructuring                                           16
  Provisions for accounts receivable allowances                       (701)
  Changes in operating assets and liabilities:
   Decrease in accounts receivable                                   3,288
   Decrease in inventories                                           2,571
   Increase in prepaid expenses and other assets                      (765)
   Increase in accounts payable, accrued expenses, taxes
    and sundry liabilities                                           2,630
                                                                   -------
Net cash provided by operating activities                            1,573
                                                                   -------


INVESTING ACTIVITIES
Additions to property, plant and equipment                             (26)
                                                                   -------
Net cash used in investing activities                                  (26)

                                                                   -------

FINANCING ACTIVITIES
Net borrowings under revolving credit loans                          1,491
Payments of other debt                                                (155)
                                                                   -------
Net cash used in financing activities                                1,336
                                                                   -------

Increase in cash                                                   $ 2,883
Cash at beginning of period                                          4,150
                                                                   -------
Cash at end of period                                              $ 7,033
                                                                   -------

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                         AUGUST FINANCIAL REPORTING PACKAGE

                      AUGUST 1997 FINANCIAL REPORTING PACKAGE

                                      CONTENTS




Schedule                                                                    Page
--------                                                                    ----

August 1997 Month
         - Income Statement                                                    1
         - Balance Sheet                                                       2
         - Cash Flow Statement                                                 3

Second Half to Date, 1997
         - Income Statement                                                    4
         - Cash Flow Statement                                                 5

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                         AUGUST 1997 MONTH INCOME STATEMENT
                                   (in thousands)


                                                                   VARIANCE
                                                        7/21      TO FORECAST
                                         ACTUAL       FORECAST    FAV/(UNFAV)
                                        --------      --------    -----------

Net sales                               $17,931       $19,051       $(1,120)  Softness in the Flexees and Lilyette division
Cost of sales                            14,152        15,241         1,089
                                        --------      --------    -----------

Gross profit                              3,779         3,810           (31)   Better than forecast. Decline versus prior month
                                                                               performance primarily due to wholesale product
                                                                               mix and lower production levels.
 %                                        21.1%         20.0%

Operating expenses
 Design                                     303           328            25
 G&A                                        817         1,158           341    Timing of MIS consulting fees.
 Advertising                                858           833           (25)
 Selling                                  3,032         3,253           221    Timing.
 Distribution                               951         1,216           265    Volume related.
                                        --------      --------    -----------
 Total                                    5,961         6,788           827
                                        --------      --------    -----------

Loss before
 interest and taxes (EBIT)               (2,182)       (2,978)          796

Interest                                   (325)         (424)           99
Interest - Pre  Petition                     --        (1,665)        1,665
Reorganization cost                        (723)       (1,021)          298    Timing of professional fees.
Other                                      (119)         (108)          (11)
                                        --------      --------    -----------
Pretax loss                              (3,349)       (6,196)        2,847

Taxes                                       (32)           37            69
                                        --------      --------    -----------
NET LOSS                                $(3,317)      $(6,233)       $2,916
                                        ========      ========    ===========


                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      BALANCE SHEETS FOR THE PERIODS INDICATED
                                   (in thousands)



                                                                   AUGUST 1997
                                                        -------------------------------
                                                                                7/21/97
                                                         ACTUAL                Forecast
                                                        ----------             --------

ASSETS
Current assets
  Cash                                                  $ 10,354              $   2,500
  Accounts receivable                                     21,953                 22,000
  Inventories                                             78,334                 85,360
  Other current assets                                     9,736                 11,058
                                                        --------              ---------
     Total current assets                                120,377                120,918
Property, plant & equipment, net                          42,587                 41,956
Other assets                                              49,945                 50,414
                                                        --------              ---------
  TOTAL ASSETS                                          $212,909                213,288
                                                        ========              =========

LIABILITIES
Current liabilities
  Liabilites Not Subject to Compromise
     Current Liabilities:
       Accounts payable                                    3,428                    -
       Accrued expenses                                   17,185                 17,214
       1997 Restructuring reserve                         19,808                 19,856
       Revolver                                              -                    9,362
                                                        --------              ---------
         Total current liabilities                        40,421                 46,432
  Liabilites Subject to Compromise                       242,249                244,192
  Other Liabilities                                        2,430                  2,829
                                                        --------              ---------
  TOTAL LIABILITIES                                      285,100                293,453
                                                        --------              ---------

EQUITY
Stock                                                          5                      5
Paid in capital                                           40,899                 40,899
Retained earnings (deficit)                              (18,848)               (18,848)
Year to date income (loss)                               (92,170)              (100,144)
Minimum pension liability adj.                            (2,077)                (2,077)
                                                        --------              ---------
 TOTAL EQUITY (DEFICIT)                                  (72,191)               (80,165)

                                                        --------              ---------
       TOTAL LIABILITIES AND EQUITY                     $212,909              $ 213,288
                                                        ========              =========


                             Maidenform Worldwide, Inc. & Subsidiaries
                             August 1997 Month Statement of Cash Flows
                             (In Thousands)
                             --------------



                                                                                     7/21
                                                                    Actual         Forecast
                                                                   --------        --------
OPERATING ACTIVITIES

Net loss                                                           $(3,317)        $(6,233)
Adjustments to reconcile net loss to net cash provided by
 (used in) operating activities:
  Depreciation and amortization                                        643             697
  Pension expense                                                       42              41
  Minority interest in loss of subsidiary                              (19)            (30)
  Provision for restructuring                                          -               -
  Provisions for accounts receivable allowances                        165             -
  Changes in operating assets and liabilities:
   Decrease in accounts receivable                                  (2,008)            -
   Decrease (increase) in inventories                                4,123            (132)
   Decrease in prepaid expenses and other assets                        72             -
   Increase in accounts payable, accrued expenses, taxes
    and sundry liabilities                                           3,702           1,275
                                                                   -------         -------
Net cash provided by (used in) operating activities                  3,403          (4,382)
                                                                   -------         -------


INVESTING ACTIVITIES
Additions to property, plant and equipment                             (37)            -
                                                                   -------         -------
Net cash used in investing activities                                  (37)            -
                                                                   -------         -------

FINANCING ACTIVITIES
Net Borrowings under revolving credit loans                            -             4,426
Payments of other debt                                                 (45)            (44)
                                                                   -------         -------
Net cash (used in) provided by financing activities                $   (45)        $ 4,382
                                                                   -------         -------

Increase in cash                                                   $ 3,321         $   -
Cash at beginning of period                                          7,033           2,500
                                                                   -------         -------
Cash at end of period                                              $10,354         $ 2,500
                                                                   -------         -------
                                                                   -------         -------


                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                     SECOND HALF TO DATE, 1997 INCOME STATEMENT
                                   (in thousands)


                                                                                           VARIANCE
                                                                      7/21                TO FORECAST
                                            ACTUAL                  FORECAST              FAV/(UNFAV)
                                           --------                ---------             -------------
Net sales                                  $36,322                  $ 35,161                 $1,161
Cost of sales                               27,478                    28,129                    651
                                           -------                 ---------             -------------

Gross profit                                 8,844                     7,032                  1,812
 %                                           24.3%                      20.0%

Operating expenses
 Design                                        694                       682                    (12)
 G&A                                         2,239                     2,342                    103
 Advertising                                 1,546                     1,666                    120
 Selling                                     6,487                     6,506                     19
 Distribution                                2,002                     2,443                    441
                                           -------                 ---------             -------------
 Total                                      12,968                    13,639                    671
                                           -------                 ---------             -------------

Loss before
 interest and taxes (EBIT)                  (4,124)                   (6,607)                 2,483

Interest                                    (1,891)                   (1,697)                  (194)
Interest - Pre Petition                        -                      (2,480)                 2,480
Financing Fees                              (1,000)                   (1,000)                   -
Reorganization cost                         (2,120)                   (3,021)                   901
Other                                           21                        28                     (7)
                                           -------                 ---------             -------------
Pretax loss                                 (9,114)                  (14,777)                 5,663

Taxes                                           20                        74                     54

                                           -------                 ---------             -------------
NET LOSS                                   $(9,134)                 $(14,851)                  $ 5,717
                                           -------                 ---------             -------------
                                           -------                 ---------             -------------


EBIT                                        (4,124)

Depreciation                                 1,111
                                           -------

EBITDAR                                    $(3,013)

                                           =======
Per covenant                               $(7,900)
                                           =======



                   MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                   SECOND HALF TO DATE, 1997 STATEMENT OF CASH FLOWS
                   (In Thousands)
                   --------------
                                                                         7/21
                                                               ACTUAL  FORECAST
                                                               ------  --------
OPERATING ACTIVITIES

Net loss                                                     $(9,134)  $(14,851)
Adjustments to reconcile net loss to net cash provided by
  (used in) operating activities:
   Depreciation and amortization                               1,305      1,394
   Pension expense                                               158         82
   Minority interest in loss of subsidiary                      (375)       (60)
   Payments made from unfunded retirement plan                   (71)        --
   Provision for restructuring                                    16         --
   Provisions for accounts receivable allowances                (536)        --
   Changes in operating assets and liabilities:
    Decrease in accounts receivable                            1,280        750
    Decrease (Increase) in inventories                         6,694       (555)
    Increase in prepaid expenses and other assets               (693)        --
    Increase in accounts payable, accrued expenses, taxes
     and sundry liabilities                                    6,332      2,485
                                                             -------   --------
Net cash provided by (used in) operating activities            4,976    (10,755)
                                                             -------   --------


INVESTING ACTIVITIES
Additions to property, plant and equipment                       (63)        --
                                                             -------   --------
Net cash used in investing activities                            (63)        --
                                                             -------   --------

FINANCING ACTIVITIES
Net borrowings under revolving credit loans                    1,491     10,843
Payments of other debt                                          (200)       (88)
                                                             -------   --------
Net cash provided by financing activities                    $ 1,291   $ 10,755
                                                             -------   --------

Increase in cash                                             $ 6,204   $     --
Cash at beginning of period                                    4,150      2,500
                                                             -------   --------
Cash at end of period                                        $10,354   $  2,500
                                                             -------   --------

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                       SEPTEMBER FINANCIAL REPORTING PACKAGE

                       FOR USE BY THE OFFICE OF THE U.S TRUSTEE

                     SEPTEMBER 1997 FINANCIAL REPORTING PACKAGE

                                      CONTENTS




Schedule                                                                    Page
--------                                                                    ----

September 1997 Month
        - Income Statement                                                     1
        - Balance Sheet                                                        2
        - Cash Flow Statement                                                  3

Second Half to Date, 1997
       - Income Statement                                                      4
       - Cash Flow Statement                                                   5

                       FOR USE BY THE OFFICE OF THE U.S TRUSTEE

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       SEPTEMBER 1997 MONTH INCOME STATEMENT
                                   (in thousands)





                                                  ACTUAL
                                                 --------

Net sales                                        $23,310
Cost of sales                                     18,083
                                                 -------

Gross profit                                       5,227
 %                                                 22.4%

Operating expenses
 Design                                              370
 G&A                                               1,558
 Advertising                                         955
 Selling                                           3,387
 Distribution                                      1,182
                                                 -------
 Total                                             7,452
                                                 -------

Loss before
 interest and taxes (EBIT)                        (2,225)

Interest                                            (265)
Interest - Pre  Petition                             -
Reorganization cost                                 (250)
Other                                               (134)
                                                 -------
Pretax loss                                       (2,874)

Taxes                                                 23

                                                 -------
NET LOSS                                         $(2,897)
                                                 =======

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      BALANCE SHEETS FOR THE PERIODS INDICATED
                                   (in thousands)

                                                                September 1997
                                                               ----------------

                                                                    ACTUAL
                                                                  ----------

ASSETS
Current assets
  Cash                                                            $  7,167
  Accounts receivable                                               26,133
  Inventories                                                       77,068
  Other current assets                                               9,775
                                                                  --------
     Total current assets                                          120,143
Property, plant & equipment, net                                    42,019
Other assets                                                        49,790
                                                                  --------
  TOTAL ASSETS                                                    $211,952
                                                                  ========

LIABILITIES
Current liabilities
 Liabilites Not Subject to Compromise
     Current Liabilities:
      Accounts payable                                               3,299
      Accrued expenses                                              18,765
      1997 Restructuring reserve                                    19,710
      Revolver                                                         -
                                                                  --------
        Total current liabilities                                   41,774
  Liabilites Subject to Compromise                                 242,840
  Other Liabilities                                                  2,426
                                                                  --------
  TOTAL LIABILITIES                                                287,040
                                                                  --------

EQUITY
Stock                                                                    5
Paid in capital                                                     40,899
Retained earnings (deficit)                                        (18,848)
Year to date income (loss)                                         (95,067)
Minimum pension liability adj.                                      (2,077)
                                                                  --------
 TOTAL EQUITY (DEFICIT)                                            (75,088)

                                                                  --------
            TOTAL LIABILITIES AND EQUITY                          $211,952
                                                                  ========

                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                    SEPTEMBER 1997 MONTH STATEMENT OF CASH FLOWS
                                   (In Thousands)

                                                                    Actual
                                                                    ------
OPERATING ACTIVITIES

Net loss                                                           $(2,897)
Adjustments to reconcile net loss to net cash
 (used in) operating activities:
  Depreciation and amortization                                        664
  Pension expense                                                       42
  Minority interest in loss of subsidiary                               (4)
  Provisions for accounts receivable allowances                        572
  Changes in operating assets and liabilities:
   Increase in accounts receivable                                  (4,752)
   Decrease (increase) in inventories                                1,266
   Increase in prepaid expenses and other assets                       (22)
   Increase in accounts payable, accrued expenses, taxes
    and sundry liabilities                                           1,991
                                                                   -------
Net cash used in operating activities                               (3,140)
                                                                   -------


INVESTING ACTIVITIES
Additions to property, plant and equipment                             -
                                                                   -------
Net cash used in investing activities                                  -
                                                                   -------

FINANCING ACTIVITIES
Net Borrowings under revolving credit loans                            -
Payments of other debt                                             $   (47)
                                                                   -------
Net cash (used in) provided by financing activities                    (47)
                                                                   -------

Decrease in cash                                                   $(3,187)
Cash at beginning of period                                         10,354
                                                                   -------
Cash at end of period                                              $ 7,167
                                                                   -------

                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                     SECOND HALF TO DATE, 1997 INCOME STATEMENT
                                   (in thousands)





                                                                    ACTUAL
                                                                  ---------

Net sales                                                         $ 59,632
Cost of sales                                                       45,561
                                                                  --------

Gross profit                                                        14,071
 %                                                                   23.6%

Operating expenses
 Design                                                              1,064
 G&A                                                                 3,797
 Advertising                                                         2,501
 Selling                                                             9,874
 Distribution                                                        3,184
                                                                  --------
 Total                                                              20,420
                                                                  --------

Loss before
 interest and taxes (EBIT)                                          (6,349)

Interest                                                            (2,156)
Interest - Pre Petition                                                -
Financing Fees                                                      (1,000)
Reorganization cost                                                 (2,370)
Other                                                                 (113)
                                                                  --------
Pretax loss                                                        (11,988)

Taxes                                                                   43

                                                                  --------
NET LOSS                                                          $(12,031)
                                                                  ========

EBIT                                                                (6,349)

Depreciation                                                         1,659
                                                                  --------

EBITDAR                                                           $ (4,690)
                                                                  ========

Per covenant                                                      $(11,200)
                                                                  ========

                   MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                   SECOND HALF TO DATE, 1997 STATEMENT OF CASH FLOWS
                   (In Thousands)
                   JULY - SEPTEMBER 1997
                                                                    ACTUAL
                                                                    ------
OPERATING ACTIVITIES

Net loss                                                          $(12,031)
Adjustments to reconcile net loss to net cash
 (used in) operating activities:
  Depreciation and amortization                                      1,969
  Pension expense                                                      200
  Minority interest in loss of subsidiary                             (379)
  Payments made from unfunded retirement plan                          (71)
  Provision for restructuring                                           16
  Provisions for accounts receivable allowances                         36
  Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                       (3,472)
   Decrease (Increase) in inventories                                7,960
   Increase in prepaid expenses and other assets                      (715)
   Increase in accounts payable, accrued expenses, taxes
    and sundry liabilities                                           8,323
                                                                   -------
Net cash provided by (used in) operating activities                  1,836
                                                                   -------


INVESTING ACTIVITIES
Additions to property, plant and equipment                             (63)
                                                                   -------
Net cash used in investing activities                                  (63)
                                                                   -------

FINANCING ACTIVITIES
Net borrowings under revolving credit loans                          1,491
Payments of other debt                                                (247)
                                                                   -------
Net cash provided by financing activities                          $ 1,244
                                                                   -------

Increase in cash                                                   $ 3,017
Cash at beginning of period                                          4,150
                                                                   -------
Cash at end of period                                              $ 7,167
                                                                   -------


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